UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2023
Lightning eMotors, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39283	84-4605714
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
815 14th Street SW, Suite A100
Loveland, Colorado 80537
(Address of principal executive offices, including zip code)
1-800-223-0740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZEV	New York Stock Exchange
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZEV.WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Lightning eMotors, Inc., a Delaware corporation (the “Company”), established, and the Board subsequently ratified, a short-term incentive plan for the Company’s executive officers, including the named executive officers, for the 2023 fiscal year (the “2023 STI Plan”). The 2023 STI Plan provides for two six-month performance periods (January 1 - June 30 and July 1 – December 31). Payouts under the 2023 STI Plan will be measured based on four equally weighted performance metrics: the Company’s achievement with respect to revenue, product gross margin, and vehicle uptime, and the fourth being individual performance. Under the 2023 STI Plan, the executive officers will receive an annual target award expressed as a percentage of such person’s base salary. Specifically, for the President & Chief Executive Officer, the Chief Financial Officer, and the Chief Revenue Officer, the full-year target bonus opportunities under the 2023 STI Plan will be 80%, 40%, and 40% of their 2023 base salaries, respectively. Threshold, target and stretch performance goals will correspond to potential payouts of 50%, 100% and 150% (the maximum achievable) of the target levels, respectively. The two six-month performance periods will be equally weighted, such that each performance period will determine the executive officer’s entitlement to half of the potential bonus opportunity. After the end of each performance period, the Compensation Committee will determine if any bonuses were earned and any such earned bonuses will be paid as soon as reasonably practicable after conclusion of each performance period.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lightning eMotors, Inc.
Dated: January 25, 2023
	By:	/s/ Timothy Reeser
	Name:	Timothy Reeser
	Title:	Chief Executive Officer and President